UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 26, 2007

                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                      1-13484                  34-1775913
          --------                      -------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)


         5845 W. 82nd Street, Suite 102
             Indianapolis, Indiana                                  46278
    (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (317) 871-7611

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 26, 2007, Cohesant Technologies Inc. reported its operating results for the first quarter ended February 28, 2007. The Press Release is attached hereto as Exhibit 99.1

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 26, 2007 Cohesant Technologies Inc.'s Board of Directors announced the resignation of Stuart McNeill as President of CIPAR Inc. The Press Release is attached hereto as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Cohesant Technologies Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     (c)  Exhibits.

          99.1 - Press Release dated March 26, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COHESANT TECHNOLOGIES INC.

Date: March 26, 2007               By: /s/ Robert W. Pawlak
                                       --------------------
                                       Robert W. Pawlak, Chief Financial Officer